                                                                 EXHIBIT a(1)(l)



                                AMENDMENT NO. 11
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP

         This Amendment No. 11 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group ("Amendment") amends, effective as of December 11, 2001, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group dated as of November 5, 1998 (the "Agreement").

         Whereas, under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute the Amendment.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by the Amendment and all prior amendments thereto.

         3. Except as specifically provided for by this Amendment, the Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 11, 2001.

                                                 /s/ ROBERT H. GRAHAM
                                                 -------------------------------
                                                 Name: Robert H. Graham
                                                 Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 11
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP



                                   "SCHEDULE A
                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF


AIM Balanced Fund                             AIM New Technology Fund

Class A Shares                                Class A Shares
Class B Shares                                Class B Shares
Class C Shares                                Class C Shares
Institutional Class Shares
                                              AIM Select Equity Fund
AIM Basic Balanced Fund
                                              Class A Shares
Class A Shares                                Class B Shares
Class B Shares                                Class C Shares
Class C Shares
                                              AIM Small Cap Equity Fund
AIM European Small Company Fund
                                              Class A Shares
Class A Shares                                Class B Shares
Class B Shares                                Class C Shares
Class C Shares
                                              AIM Value Fund
AIM Global Utilities Fund
                                              Class A Shares
Class A Shares                                Class B Shares
Class B Shares                                Class C Shares
Class C Shares                                Institutional Class Shares

AIM International Emerging Growth Fund
                                              AIM Value II Fund
Class A Shares
Class B Shares                                Class A Shares
Class C Shares                                Class B Shares
                                              Class C Shares
AIM Mid Cap Basic Value Fund
Class A Shares                                AIM Worldwide Spectrum Fund
Class B Shares
Class C Shares                                Class A Shares
                                              Class B Shares
                                              Class C Shares"



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